Exhibit 10.2

GUARANTY

 THIS GUARANTY OF LEASE (this "Guaranty") is made as of August 13, 2021 by SUNOPTA, INC., a Canadian corporation ("Guarantor"), in favor of CORNERSTONE DEVELOPMENT PARTNERS, LLC, a Delaware limited liability company ("Landlord").

 WHEREAS, SUNOPTA GRAINS AND FOODS, INC., a Minnesota corporation, ("Tenant") and Landlord desire to enter into that certain Lease Agreement (the "Lease") dated August 10, 2021 concerning the premises located at 14720 East Alondra Boulevard, City of Midlothian, State of Texas ("Property");

 WHEREAS, Guarantor has a financial interest in Tenant; and

 WHEREAS, Landlord would not execute the Lease if Guarantor did not execute and deliver to Landlord this Guaranty.

 NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Landlord and as a material inducement to Landlord to execute said Lease, Guarantor hereby absolutely, presently, continually, unconditionally and irrevocably guarantees the prompt payment by Tenant of all rentals and all other sums payable by Tenant under said Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Tenant and further agrees as follows:

 1. It is specifically agreed and understood that the terms, covenants and conditions of the Lease may be altered, affected, modified, amended, compromised, released or otherwise changed by agreement between Landlord and Tenant or by course of conduct and Guarantor does guaranty and promise to perform all of the obligations of Tenant under the Lease as so altered, affected, modified, amended, compromised, released or changed and the Lease may be assigned by or with the consent of Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guaranty the performance of said Lease as so changed, modified,  amended, compromised, released, altered or assigned.

 2.  This Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity, or by any release of any person liable under the terms of the Lease (including, without limitation, Tenant) or any other guarantor, including without limitation, any other Guarantor named herein, from any liability with respect to Guarantor's obligations hereunder.

 3. Guarantor's liability under this Guaranty shall continue until all rents due under the Lease have been paid in full in cash and until all other obligations to Landlord have been satisfied and shall not be reduced by virtue of any payment by Tenant of any amount due under the Lease.  If all or any portion of Tenant's obligations under the Lease is paid or performed by Tenant, the obligations of Guarantor hereunder shall continue and remain in full force and effect in the event that all or any part of such payment(s) or performance(s) is avoided or recovered directly or indirectly from Landlord as a preference, fraudulent transfer or otherwise.

 4. Guarantor warrants and represents to Landlord that Guarantor now has and will continue to have full and complete access to any and all information concerning the Lease, the value of the assets owned or to be acquired by Tenant, Tenant's financial status and its ability to pay and perform the obligations owed to Landlord under the Lease.  Guarantor further warrants and represents that Guarantor has reviewed and approved copies of the Lease and is fully informed of the remedies Landlord may pursue, with or without notice to Tenant, in the event of default under the Lease.  So long as any of Guarantor's obligations hereunder remains unsatisfied or owing to Landlord, Guarantor shall keep fully informed as to all aspects of Tenant's financial condition and the performance of said obligations.

 5. Guarantor hereby covenants and agrees with Landlord that if a default shall at any time occur in the payment of any sums due under the Lease by Tenant or in the performance of any other obligation of Tenant under the Lease, Guarantor shall and will forthwith upon demand pay such sums, and any arrears thereof, to Landlord in legal currency of the United States of America for payment of public and private debts, and take all other actions necessary to cure such default and perform such obligations of Tenant.

 6. The liability of Guarantor under this Guaranty is a guaranty of payment and performance and not of collectability and is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Lease or the pursuit by Landlord of any remedies which it now has or may hereafter have with respect thereto, at law, in equity or otherwise.

 7. Guarantor hereby waives and agrees not to assert or take advantage of to the extent permitted by law:  (i) all notices to Guarantor, to Tenant, or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, assignment, modification or accrual of any of the obligations owed to Landlord under the Lease and, except to the extent set forth in Paragraph 9 hereof, enforcement of any right or remedy with respect thereto, and notice of any other matters relating thereto, (ii) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness and demands and notices of every kind; (iii) any defense based upon the lack of authority or power of the officers, directors, partners, members, managers, governors or agents acting or purporting to act on behalf of such Guarantor or any defect in the formation thereof; (iv) any right to require Landlord to apply to any default any security deposit (if any) or other security it may hold under the Lease; (v) any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; (vi) any right or defense that may arise by reason of the incapacity, lack or authority, death or disability of Tenant or any other person; (vii) all principles or provisions of law which conflict with the terms of this Guaranty.  Guarantor further agrees that Landlord may enforce this Guaranty upon the occurrence of a default under the Lease, notwithstanding any dispute between Landlord and Tenant with respect to the existence of said default or performance of the obligations under the Lease or any counterclaim, set-off or other claim which Tenant may allege against Landlord with respect thereto.  Moreover, Guarantor agrees that Guarantor's obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

 8. Guarantor agrees that Landlord may enforce this Guaranty without the necessity of proceeding against Tenant or any other guarantor.  Guarantor hereby waives the right to require Landlord to proceed against Tenant, to proceed against any other guarantor, to exercise any right or remedy under the Lease or to pursue any other remedy or to enforce any other right.

 9. Guarantor agrees that:  (i) nothing contained herein shall prevent Landlord from suing on the Lease or from exercising any rights available to it thereunder and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor; and (ii) Guarantor shall have no right of subrogation against Tenant or any right of contribution against any other guarantor hereunder unless and until all amounts due under the Lease have been paid in full and all other obligations under the Lease have been satisfied.  Guarantor further agrees that, to the extent the waiver of Guarantor's rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Tenant shall be junior and subordinate to any rights Landlord may have against Tenant and any rights of contribution Guarantor may have against any other guarantor shall be junior and subordinate to any rights Landlord may have against such other guarantor.

 The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any case, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Tenant or any defense which Tenant may have by reason of order, decree or decision of any court or administrative body resulting from any such case.  Landlord shall have the sole right to accept or reject any plan on behalf of Guarantor proposed in such case and to take any other action which Guarantor would be entitled to take, including, without limitation, the decision to file or not file a claim.  Guarantor acknowledges and agrees that any payment which accrues with respect to Tenant's obligations under the Lease (including, without limitation, the payment of rent) after the commencement of any such proceeding (or, if any such payment ceases to accrue by operation of law by reason of the commencement of such proceeding, such payment as would have accrued if said proceedings had not been commenced) shall be included in Guarantor's obligations hereunder because it is the intention of the parties that said obligations should be determined without regard to any rule or law or order which may relieve Tenant of any of its obligations under the Lease.  Guarantor hereby permits any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person to pay Landlord, or allow the claim of Landlord in respect of, any such payment accruing after the date on which such proceeding is commenced.  Guarantor hereby assigns to Landlord Guarantor's right to receive any payments from any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person by way of dividend, adequate protection payment or otherwise.

 10. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Guaranty or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Guaranty) and shall be deemed to have been properly given, rendered or made only if hand-delivered or sent by reputable national overnight courier service or by certified mail, return receipt requested, postage prepaid, addressed to the other party at its respective address set forth below, and shall be deemed to have been given, rendered or made on the day it is hand-delivered or one day after it is sent by courier or by mail as aforesaid.  By giving notice as provided above, either party may designate a different address for notices, statements, demands, consents, approvals or other communications intended for it.

To Guarantor:

SUNOPTA, INC.

7301 OHMS LANE, SUITE 600

EDINA, MN 55439

ATTN:  JILL BARNETT

To Landlord:

CORNERSTONE DEVELOPMENT PARTNERS LLC

328 CIVIC CENTER DRIVE

COLUMBUS, OHIO 43215

ATTN:  JOHN ROBERTS

 11. Guarantor represents and warrants to Landlord as follows:  (a)  no consent of any other person, including, without limitation, any creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration within any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder.  This Guaranty has been duly executed and delivered by Guarantor, and constitutes the legally valid and binding obligation of Guarantor enforceable against such Guarantor in accordance with its terms; (b) to the best of Guarantor's knowledge, the execution, delivery and performance of this Guaranty will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of Guarantor's assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of such Guarantor's property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

 12. The obligations of Tenant under the Lease to execute and deliver estoppel statements, as therein provided, shall be deemed to also require Guarantor hereunder to do and provide the same relative to Guarantor.

 13. This Guaranty shall be binding upon each Guarantor, such Guarantor's heirs, representatives, administrators, executors, successors and assigns and shall inure to the benefit of and shall be enforceable by Landlord, its successors, endorsees and assigns.  Any married person executing this Guaranty agrees that recourse may be had against community assets and against his separate property for the satisfaction of all obligations herein guaranteed.  As used herein, the singular shall include the plural, and the masculine shall include the feminine and neuter and vice versa, if the context so requires.

 14. The term "Landlord" whenever used herein refers to and means the Landlord specifically named in the Lease and also any assignee of said Landlord, whether by outright assignment or by assignment for security and also any successor to the interest of said Landlord or of any assignee in the Lease or any part thereof, whether by assignment or otherwise.  So long as the Landlord's interest in or to the Premises (as that term is used in the Lease) or the rents, issues and profits therefrom, or in, to or under the Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of Landlord's interest in the Premises or under the Lease shall affect the continuing obligations of Guarantor under this Guaranty, which obligations shall continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchaser at sale by judicial foreclosure or under private power of sale and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

 15. The term "Tenant" whenever used herein refers to and means the Tenant in the Lease specifically named and also any assignee or sub-lessee of said Lease and also any successor to the interests of said Tenant, assignee or sub-lessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

 16. In the event of any dispute or litigation regarding the enforcement or validity of this Guaranty, Guarantor shall be obligated to pay all charges, costs and expenses (including, without limitation, reasonable attorneys' fees) reasonably incurred by Landlord, whether or not any action or proceeding is commenced regarding such dispute and whether or not such litigation is prosecuted to judgment.

 17. THIS GUARANTY AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS GUARANTY, THE RELATIONSHIP OF THE PARTIES AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAWS.

 18. EACH OF THE PARTIES TO THIS GUARANTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF DALLAS, IN THE STATE OF TEXAS, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS BASED UPON OR ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE BROUGHT AND MAINTAINED ONLY IN A STATE OR FEDERAL COURT IN THE COUNTY OF DALLAS, STATE OF TEXAS, AND EACH PARTY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY SUCH COURT.  EACH OF THE PARTIES TO THIS GUARANTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE RECOGNIZED AND ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY THE LAWS OF THE STATE OF TEXAS OR ANY JURISDICTION IN WHICH RECOGNITION AND ENFORCEMENT IS SOUGHT.  EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO MAKE ANY OBJECTIONS BASED ON JURISDICTION OR VENUE OR TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS TO ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT IN ACCORDANCE WITH THIS PROVISION.  GUARANTOR ACKNOWLEDGES AND AGREES THAT THE FOLLOWING PROCEDURES EACH CONSTITUTE ACCEPTABLE SERVICE ON GUARANTOR:  (A)  MAILING BY REGISTERED MAIL TO THE MAILING ADDRESS SHOWN BELOW IN THIS SECTION 18 WHICH IS THE HEAD OFFICE OF GUARANTOR; (B) MAILING BY REGISTERED MAIL TO THE REGISTERED OFFICE OF GUARANTOR AS SHOWN FROM TIME TO TIME IN THE CORPORATE REGISTER RECORDED BY THE [ONTARIO] REGISTRAR OF COMPANIES; (C) BY ANY OTHER MEANS PERMITTED BY THE LAWS OF THE STATE OF TEXAS OR THE LAWS OF THE PROVINCE OF ONTARIO; AND/OR (D) SERVING SUNOPTA GRAINS AND FOODS, INC., A MINNESOTA CORPORATION, WHICH IS HEREBY GRANTED FULL AUTHORITY AND IS DULY EMPOWERED TO ACCEPT SERVICE OF PROCESS ON BEHALF OF GUARANTOR IN CONNECTION WITH THE ENFORCEMENT OF THIS GUARANTY AND GUARANTOR HEREBY APPOINTS SUNOPTA GRAINS AND FOODS, INC. AS IT AGENT FOR PURPOSES OF ACCEPTANCE OF SERVICE OF PROCESS IN CONNECTION WITH THE ENFORCEMENT OF THIS AGREEMENT PROVIDED A COPY OF ANY SUCH LEGAL PROCEEDING SERVED UPON GUARANTOR THROUGH SUNOPTA GRAINS AND FOODS, INC. IS PROMPTLY FURNISHED TO GUARANTOR BY A COURIER SERVICE AT THE FOLLOWING ADDRESS:

SUNOPTA, INC.

7301 OHMS LANE, SUITE 600
EDINA, MN 55439

ATTN:  JILL BARNETT

TELEPHONE:  952.893.7868

 19. Every provision of this Guaranty is intended to be severable.  In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

 20. This Guaranty may be executed in any number of counterparts each of which shall be deemed an original and all of which shall constitute one and the same Guaranty with the same effect as if all parties had signed the same signature page.  Any signature page of this Guaranty may be detached from any counterpart of this Guaranty and re-attached to any other counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages.

 21. No failure or delay on the part of Landlord to exercise any power, right or privilege under this Guaranty shall impair any such power, right or privilege or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

 22. This Guaranty shall constitute the entire agreement between Guarantor and Landlord with respect to the subject matter hereof.  No provision of this Guaranty or right of Landlord hereunder may be waived nor may Guarantor be released from any obligation hereunder except by a writing duly executed by an authorized officer, director or trustee of Landlord.

 23. The liability of Guarantor and all rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

 24. In the event that Guarantor desires to terminate this Guaranty, Guarantor shall deliver to Landlord a written notice of termination ("Guaranty Termination Notice") requesting that Landlord consent to the termination of the Guaranty prior to the Expiration Date.  Landlord shall not consent to such termination and such termination shall not become effective unless and until Tenant and/or Guarantor complies with the terms and conditions of Article 15 of the Lease.  Upon the satisfaction of the terms and conditions of Article 15 of the Lease, then and only then shall Landlord release Guarantor from its obligations under and terminate this Guaranty.

[SIGNATURE PAGE FOLLOWS]

 IN WITNESS WHEREOF, Guarantor have executed this Guaranty as of the day and year first above written.

GUARANTOR:

SUNOPTA, INC.
a Canadian corporation

By:	/s/ Jill Barnett
Name: Jill Barnett
Its: CAO and Corporate Secretary